UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2023

MAGELLAN MIDSTREAM PARTNERS, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16335	73-1599053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center

Tulsa, Oklahoma 74172

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (918) 574-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Units	MMP	New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders

A special meeting of unitholders (the “Special Meeting”) of Magellan Midstream Partners, L.P. (“Magellan”) was held virtually at 10:00 a.m. Central Time on September 21, 2023. The Special Meeting was held in order to consider and vote upon the proposals set forth in the definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 25, 2023 (the “proxy statement”), to (i) approve the Agreement and Plan of Merger, dated as of May 14, 2023 (as it may be amended from time to time, the “Merger Agreement”), by and among Magellan, ONEOK, Inc. (“ONEOK”) and Otter Merger Sub, LLC, a wholly owned subsidiary of ONEOK (“Merger Sub”), and the transactions contemplated thereby, including the merger (the “Merger”) of Merger Sub with and into Magellan (the “Merger Proposal”), and (ii) approve, on an advisory, non-binding basis, the compensation that may be paid or become payable to the named executive officers of Magellan GP, LLC, the general partner of Magellan, that is based on or otherwise relates to the Merger (the “Non-Binding Advisory Compensation Proposal”). The proposals are described in detail in the proxy statement.

At the Special Meeting, the Merger Proposal was approved by the affirmative vote of the holders of a majority of the outstanding common units of Magellan entitled to vote on the proposal. The Non-Binding Advisory Compensation Proposal was not approved by the affirmative vote of the holders of a majority of the outstanding common units of Magellan entitled to vote on the proposal.

As of the close of business on July 24, 2023, the record date for the Special Meeting, there were a total of 202,095,600 common units of Magellan outstanding and entitled to one vote for each proposal at the Special Meeting. At the Special Meeting, holders of 147,037,794 common units of Magellan were present in person or represented by proxy, constituting a quorum to conduct business at the Special Meeting. The following are the final voting results on the proposals considered and voted upon at the Special Meeting, each of which is more fully described in the proxy statement:

Proposal 1: Merger Proposal

The number of common units of Magellan voted for or against, as well as abstentions and broker non-votes, if applicable, with respect to the Merger Proposal presented at the Special Meeting was:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
111,200,617	34,797,126	1,039,971	80

Proposal 2: Non-Binding Advisory Compensation Proposal

The number of common units of Magellan voted for or against, as well as abstentions and broker non-votes, if applicable, with respect to the Non-Binding Advisory Compensation Proposal presented at the Special Meeting was:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
96,372,524	46,821,214	3,844,056	-

Item 8.01 Other Events

On September 21, 2023, Magellan and ONEOK issued a joint press release announcing the results of the Special Meeting and expected closing date of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this report that address activities, events or developments that ONEOK or Magellan expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “future,” “build,” “focus,” “continue,” “strive,” “allow” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the Merger, the expected closing of the Merger and the timing thereof and as adjusted descriptions of the post-transaction company and its operations, strategies and plans, integration, debt levels and leverage ratio, capital expenditures, cash flows and anticipated uses thereof, synergies, opportunities and anticipated future performance, including maintaining current ONEOK management, enhancements to investment-grade credit profile, an expected accretion to earnings and free cash flow, dividend payments and potential share repurchases, increase in value of tax attributes and expected impact on EBITDA. Information adjusted for the Merger should not be considered a forecast of future results. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this report. These include the risk that ONEOK’s and Magellan’s businesses will not be integrated successfully; the risk that cost savings, synergies and growth from the Merger may not be fully realized or may take longer to realize than expected; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; the risk that a condition to closing of the Merger may not be satisfied, that either party may terminate the Merger Agreement or that the closing of the Merger might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Merger; the occurrence of any other event, change or other circumstances that could give rise to the termination of the Merger Agreement relating to the Merger; the risk that changes in ONEOK’s capital structure and governance could have adverse effects on the market value of its securities; the ability of ONEOK and Magellan to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on ONEOK’s and Magellan’s operating results and business generally; the risk the Merger could distract management from ongoing business operations or cause ONEOK and/or Magellan to incur substantial costs; the risk of any litigation relating to the Merger; the risk that ONEOK may be unable to reduce expenses or access financing or liquidity; the impact of a pandemic, any related economic downturn and any related substantial decline in commodity prices; the risk of changes in governmental regulations or enforcement practices, especially with respect to environmental, health and safety matters; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond ONEOK’s or Magellan’s control, including those detailed in the joint proxy statement/prospectus (as defined below). All forward-looking statements are based on assumptions that ONEOK and Magellan believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and neither ONEOK nor Magellan undertakes any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Merger, on July 25, 2023, ONEOK and Magellan each filed with the SEC the joint proxy statement/prospectus, and each party has and will file other documents regarding the Merger with the SEC. Each of ONEOK and Magellan commenced mailing copies of the joint proxy statement/prospectus to shareholders of ONEOK and unitholders of Magellan, respectively, on or about July 25, 2023. This communication is not a substitute for the joint proxy statement/prospectus or for any other document that ONEOK or Magellan has filed or may file in the future with the SEC in connection with the Merger. INVESTORS AND SECURITY HOLDERS OF ONEOK AND MAGELLAN ARE URGED TO CAREFULLY AND THOROUGHLY READ THE JOINT PROXY STATEMENT/PROSPECTUS, INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO, AND OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED BY ONEOK AND MAGELLAN WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ONEOK AND MAGELLAN, THE MERGER, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors can obtain free copies of the joint proxy statement/prospectus and other relevant documents filed by ONEOK and Magellan with the SEC through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by ONEOK, including the joint proxy statement/prospectus, are available free of charge from ONEOK’s website at www.oneok.com under the “Investors” tab. Copies of documents filed with the SEC by Magellan, including the joint proxy statement/prospectus, are available free of charge from Magellan’s website at www.magellanlp.com under the “Investors” tab.

Item 9.01. Financial Statements and Exhibits.

99.1	Press Release dated September 21, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN MIDSTREAM PARTNERS, L.P.

By: Magellan GP, LLC, its general partners

Date: September 21, 2023	By:	/s/ Jeff L. Holman
	Name:	Jeff L. Holman
	Title:	Executive Vice President,
Chief Financial Officer and Treasurer

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